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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 31, 1997



                        BURNHAM PACIFIC PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          MARYLAND                        1-9524               33-0204162
(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)       IDENTIFICATION NO.)



           610 WEST ASH STREET                                      92101
          SAN DIEGO, CALIFORNIA                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (619) 652-4700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGE SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

     Effective at 11:59 p.m. on May 31, 1997 (the "Effective Time"), the Registrant reincorporated from California to Maryland. Such reincorporation was effected pursuant to Articles of Merger filed on May 27, 1997 with the Maryland State Department of Assessments and Taxation, providing for the merger of Burnham Pacific Properties, Inc., a California corporation ("Burnham California"), with and into Burnham Pacific Properties, Inc., a Maryland corporation ("Burnham Maryland"), at the Effective Time (the "Merger"). The Merger was authorized by the shareholders of Burnham California on May 6, 1997, the Proxy Statement dated March 31, 1997 for which sets forth as Appendices A, B and C, respectively, the Agreement and Plan of Merger, the text of the Articles of Amendment and Restatement (the "Charter") of Burnham Maryland and the Bylaws of Burnham Maryland.

     Under the Agreement and Plan of Merger, dated May 6, 1997 (the "Merger Agreement"), each share of the common stock, no par value per share, of Burnham California that was issued and outstanding immediately prior to the Effective Time was by virtue of the Merger converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of Burnham Maryland. Each share of common stock, par value $0.01 per share, of Burnham Maryland that was issued and outstanding immediately prior to the Effective Time became by virtue of the Merger an authorized but unissued share of common stock of Burnham Maryland. There were no issued and outstanding shares of any other class of stock of either corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibits are filed as part of this Report:

          3.1 Articles of Amendment and Restatement of Burnham Maryland dated May 22, 1997 and effective on May 31, 1997, incorporated by reference to pages B-1 through B-13 of the Registrant's Proxy Statement for its 1997 Annual Meeting of Shareholders, dated March 31, 1997 (the "1997 Annual Meeting Proxy Statement").

        * 3.2 Articles of Merger between Burnham California and Burnham Maryland dated May 22, 1997 and effective May 31, 1997.

          3.3 Bylaws of Burnham Maryland, incorporated by reference to pages C-1 through C-13 of the 1997 Annual Meeting Proxy Statement.

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   * Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BURNHAM PACIFIC PROPERTIES, INC.


                                     /s/ Daniel B. Platt
                                     ----------------------------------------
                                     Daniel B. Platt, Chief Financial Officer

Date: June 2, 1997


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                                  EXHIBIT INDEX


     Exhibit
     -------

       3.1 Articles of Amendment and Restatement of Burnham Maryland dated May 22, 1997 and effective on May 31, 1997, incorporated by reference to pages B-1 through B-13 of the Registrant's Proxy Statement for its 1997 Annual Meeting of Shareholders, dated March 31, 1997 (the "1997 Annual Meeting Proxy Statement").

     * 3.2 Articles of Merger between Burnham California and Burnham Maryland dated May 22, 1997 and effective May 31, 1997.

       3.3 Bylaws of Burnham Maryland, incorporated by reference to pages C-1 through C-13 of the 1997 Annual Meeting Proxy Statement.

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  * Filed herewith.